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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2000, except as to Note 11 as to which the date is March 7, 2000, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of IMX Exchange, Inc. for the registration of its common stock.

                                          /s/ Ernst & Young LLP

San Francisco, CA
March 7, 2000